Hamilton Lane Venture Capital and Growth Fund

Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Investments - 160.6%†	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments - 26.9%^
Direct Equity - 26.9%
Middle East - 2.4%
Information Technology - 2.4%
Classiq Technologies Ltd.*1,2	Series C Preferred Equity	4/4/2025	$500,001	$500,001	#
(99,582 Series C Preferred shares)

North America - 24.5%
Construction - 2.4%
Vesta Housing, Inc.*1,2	Series B Preferred Equity	4/4/2025	500,000	500,000	#
(143,790 Series B Preferred shares)

Consumer Goods - 7.6%
Stripes VI Rainier Co-Invest, L.P.*1,2	Limited Partnership Interest	10/31/2024	1,503,462	1,585,638

Health Care - 4.8%
TCV Juniper Co., L.P.*1,2	Limited Partnership Interest	5/19/2025	1,009,381	1,009,381

Information Technology - 0.%
Sands Capital Global Innovation Fund II-DB, L.P.*[1,2]	Limited Partnership Interest	12/16/2024	1,000,000	1,012,471	#
Sands Capital Global Innovation Fund III-2 Aggregator, L.P.*1,2	Limited Partnership Interest	5/28/2025	1,002,500	1,002,500	#
				2,014,971
Total North America				5,109,990
Total Direct Equity (Cost $5,515,344)				5,609,991

Secondary Investments - 66.7%^
Secondary Direct Equity - 5.0%
North America - 5.0%
Software Solutions - 5.0%
AVC CL HL, L.P.*[1,2]	Limited Partnership Interest	12/17/2024	855,479	1,037,769
Total North America				1,037,769
Total Secondary Direct Equity (Cost $855,479)				1,037,769

Secondary Funds - 61.7%
Middle East - 9.9%
Video Games - 9.9%
VGames, L.P.*1,2,3	Limited Partnership Interest	3/25/2025	1,429,162	2,061,730

North America - 51.8%
Diversified - 33.0%
Insight Partners Continuation Fund III, L.P.*1,2,3	Limited Partnership Interest	10/8/2024	1,807,000	2,389,992
Lightspeed Ascent Fund, L.P.*1,2,3	Limited Partnership Interest	11/20/2024	1,365,000	1,428,553
PSG Sequel-A, L.P.*1,2,3	Limited Partnership Interest	1/31/2025	1,040,787	1,239,019
Scenic Co-Invest Midnight Ride, L.P.*1,2	Limited Partnership Interest	1/15/2025	1,500,000	1,814,708
Total Diversified				6,872,272

Information Technology - 13.8%
Founders Circle Capital Co-Invest Series 10, L.P.*1,2	Limited Partnership Interest	3/14/2025	530,035	859,803
Sapphire Opportunity Fund IV-B, L.P.*1,2	Limited Partnership Interest	6/3/2025	780,000	780,000
SDP Special Situations LLC - Series X*1,2	Limited Partnership Interest	3/12/2025	975,265	1,247,846
Total Information Technology				2,887,649

Software Solutions - 5.0%
AKKR Isosceles CV, L.P.*1,2,3	Limited Partnership Interest	6/26/2025	818,622	818,622
Hiive Markets, Ltd.*1,2	Common Stock	6/11/2025	230,160	230,160
(19,180 shares)
Total Software Solutions				1,048,782
Total North America				10,808,703
Total Secondary Funds (Cost $10,476,031)				12,870,433

	Interest rate	Principal	Cost	Fair Value
Short Term Investments - 67.0%
UMB Bank, Money Market Special II Deposit Investment	4.19%[4]	271,939	$271,939	$271,939
UMB Money Market Special	0.01%[4]	13,696,000	13,696,000	13,696,000
Total Short Term Investments (Cost $13,967,939)				13,967,939

Total Investments (Cost $30,814,793)				33,486,132
Liabilities in excess of other assets - (60.6%)				(12,631,714)
Total Net Assets - 100%				$20,854,418

†	Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Secondary Investments are portfolios of assets purchased on the secondary market.
^	Investments do not issue shares except where listed. Investments do not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
*	Investment is non-income producing.
#	The Fair Value is estimated by the Valuation Designee (defined below) using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment or Secondary Investment or the Fair Value of the Fund's interest in such Direct Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see notes to financial statements for further details regarding the valuation policy of the Fund.
[1]	Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of June 30, 2025 was $19,518,193, or 93.6% of net assets.
[2]	All or a portion of this security is held through HL VCGF Splitter LLC.
[3]	Investment has been committed to but has not been fully funded by the Fund.
[4]	The rate is the annualized seven-day yield at year end.

See accompanying Notes to Consolidated Schedule of Investments.

Hamilton Lane Venture Capital and Growth Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2025 (Unaudited)

Note 1 – Fair Value of Financial Instruments

The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

The Fund’s direct investments are in private credit and equity-related investments that are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these direct investments at estimated fair values, using present value and other subjective valuation techniques. These may include references to market multiples, market yields, valuations for comparable companies, public market or private transactions, subsequent developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the Adviser and such other factors as the Adviser may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation.

The Adviser utilizes a valuation committee, consisting of senior members of the management team, to review and approve the valuation results related to the investments. The Adviser also utilizes independent valuation firms to provide third-party valuation consulting services for direct credit and direct equity investments.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Under the Fund’s valuation procedures adopted by the Fund’s Board of Trustees (“Board”), the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Adviser subject to the oversight of the Board (in such capacity, the “Valuation Designee”). The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

Note 2 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Hamilton Lane Venture Capital and Growth Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

June 30, 2025 (Unaudited)

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in investment funds.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2025, in valuing the Fund’s assets and liabilities carried at fair value:

	Level I	Level II*	Level III	Total
Assets
Investments
Direct Credit	$-	$-	$-	$-
Direct Equity	-	-	3,014,972	3,014,972
Secondary Direct Equity	-	-	-	-
Short Term Investments	13,967,939	-	-	13,967,939
Total Investments	$13,967,939	$-	$3,014,972	$16,982,911

*The Fund did not hold any Level II securities at June 30, 2025.

Certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $16,503,221 are excluded from the fair value hierarchy as of June 30, 2025.